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                                                                      EXHIBIT 5

                                                                 THE
                                                           EXCHEQUER
                                                             ANNUITY
                                                         APPLICATION

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                                          FIRST ING LIFE OF NEW YORK
                                [LOGO OF THE ING GROUP APPEARS HERE]
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                 The Exchequer Annuity Application Instructions

If you need assistance completing this application, a First ING Life Customer Service Representative will be happy to help you. Please call us toll-free at 1-800-249-9099.

Initial Purchase Payment

Please indicate the amount of money you are initially investing in The Exchequer Annuity. The minimum initial amount is $5,000 ($1,000 for IRAs).

Annuity Date

On the Annuity Date you select, The Exchequer Annuity will begin to make Annuity Payments to the Annuitant. You can elect any Annuity Date up through the Annuitant's 85th birthday (but no earlier than the second Contract Anniversary). If this is a Qualified Contract, distributions generally must begin no later than the first day of April following the calendar year in which you reach age 70 1/2 as determined by the Internal Revenue Code.

Dollar Cost Averaging

You must have at least $10,000 of Accumulation Value in the Fidelity Investments Money Market Division or the [Neuberger & Berman Limited Maturity Bond Division] to exercise this option. The minimum transfer amount each month is $100. The maximum transfer amount is equal to the Accumulation Value in the Division from which the transfer originates when the election is made, divided by 12. You may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when the Accumulation Value reaches this dollar amount, Dollar Cost Averaging will terminate.

Automatic Rebalancing

If you elect this feature, each quarter we will transfer amounts among the Variable Account Divisions so that the percentages of your Accumulation Value match your requested percentage allocations. Unless you specify otherwise, these percentage allocations will match your initial Purchase Payment allocations.

Systematic Income Program

The Exchequer Annuity allows for income to be withdrawn prior to the Annuity Date. If you select a monthly withdrawal, the maximum amount is 1.25% of your Accumulation Value. The maximum amount for quarterly withdrawals is 3.75% of your Accumulation Value. The minimum withdrawal amount is $100. The Systematic Income Program will not be processed unless Section 10 of this application is completed in its entirety.



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

What is the primary purpose of the annuity?

[ ]  Retirement Funding       [ ]  Income Distribution-Life Proceeds   [ ]  Structured Settlement            [ ]  Creditor Proof
[ ]  Business/Qualified       [ ]  Savings                             [ ]  Safety/Guarantees                [ ]  Other____________
[ ]  Business/Non-Qualified   [ ]  Tax Deferral                        [ ]  Relief From Management of Funds       _________________
[ ]  Personal                 [ ]  Competitive rates                   [ ]  Avoid Probate                         _________________


Who was the Primary Decision-Maker(s)

[ ]  Annuitant                [ ]  Trustee                             [ ]  Child/Children                   [ ]  Other_____________
[ ]  Annuitant and Spouse     [ ]  Accountant/Attorney                 [ ]  Parent                                __________________


Occupation of Annuitant

[ ]  Professional                         [ ]  Manager/Administrator                      [ ]  Retired
[ ]  Business Owner                       [ ]  Technical                                  [ ]  Other________________________________


Marital Status

[ ] Single          [ ] Married         [ ] Divorced          [ ] Separated          [ ] Widowed

Who Is:
                                      Annuitant            Spouse              Business         Other (Specify)
    Owner                                [ ]                 [ ]                  [ ]               ______________________________
    Beneficiary                          [ ]                 [ ]                  [ ]               ______________________________
    Premium Payor                        [ ]                 [ ]                  [ ]               ______________________________


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

[LETTERHEAD APPEARS HERE]              First ING Life Insurance Company of New York                                     Application
                                       P. O. Box 173778, Denver, CO 80217-3778                                The Exchequer Annuity
                                       1-800-249-9099                               Deferred Combination Fixed and Variable Annuity
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
1   Contract          Name_________________________________________    [_] Joint Owner
    Owner(s)          Address______________________________________    Name________________________________________________________
                      _____________________________________________    Address_____________________________________________________
                      Telephone____________________________________    ____________________________________________________________
                      Social Security Number_______________________    Social Security Number______________________________________
                      Date of Birth ____/____/____ Sex [_] Male        Date of Birth ____/____/____ Sex [_] Male
                                                       [_] Female                                       [_] Female
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2   Annuitant         Name_________________________________________    [_] Joint   or   [_] Contingent Annuitant
    (If other         Address______________________________________    Name________________________________________________________
     than Owner)      _____________________________________________    Address_____________________________________________________
                      Telephone____________________________________    ____________________________________________________________
                      Social Security Number_______________________    Social Security Number______________________________________
                      Date of Birth ____/____/____ Sex [_] Male        Date of Birth ____/____/____ Sex [_] Male
                                                       [_] Female                                       [_] Female
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3   Beneficiary       PRIMARY BENEFICIARY(ies)                         CONTINGENT BENEFICIARY(ies)
          (ies)       Print Full Name            %    Relationship     Print Full Name                        %    Relationship
                      _____________________________________________    ____________________________________________________________
                      _____________________________________________    ____________________________________________________________
                      _____________________________________________    ____________________________________________________________
                      _____________________________________________    ____________________________________________________________
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4   Initial           Initial Purchase Payment $___________________    Annuity Date _______________________________________________
    Purchase          (see instructions)                               (see instructions)
    Payment/
    Annuity Date
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5   Initial           Allocate your Initial Purchase Payment among the Divisions listed below. Please
    Purchase          use whole percentages. If you elect to invest in a particular Division, at least
    Payment           1% of your Purchase Payment must be allocated to that Division, provided that
    Allocation        the allocation to each Division is at least $100. The total must equal 100%.

                      [Neuberger & Berman]                     [Fidelity Investments]             [INVESCO]
                      _________% [Limited Maturity Bond]       _________% [Asset Manager]         _________% [Industrial Income]
                      _________% [Growth Portfolio]            _________% [Growth Portfolio]      _________% [High Yield]
                      _________% [Partners Portfolio]          _________% [Overseas]              _________% [Utilities]
                      [Alger American]                         _________% [Money Market]          _________% [Total Return]
                      _________% [Small Capitalization]        _________% [Index 500]
                      _________% [MidCap Growth]               [Van Eck]
                      _________% [Growth]                      _________% [Worldwide Hard
                      _________% [Leveraged AllCap]                        Assets]                _________% Guaranteed Interest
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6   Dollar Cost       Please transfer  $_____________ from my (check one only) [_] Fidelity Investments Money Market Division
    Averaging         [_] Neuberger & Berman Limited Maturity Bond Division into the Division(s) selected below (whole numbers only,
    [see              minimum 1%, provided that the allocation to each Division is at least $100):
     instructions]
                      [Neuberger & Berman]                     [Fidelity Investments]              [INVESCO]
      [_] Check if    _________% [Limited Maturity Bond]       _________% [Asset Manager]          _________% [Industrial Income]
          you wish to _________% [Growth Portfolio]            _________% [Growth Portfolio]       _________% [High Yield]
          select this _________% [Partners Portfolio]          _________% [Overseas]               _________% [Utilities]
          option.                                              _________% [Money Market]           _________% [Total Return]
                      [Alger American]                         _________% [Index 500]
                      _________% [Small Capitalization]
                      _________% [MidCap Growth]               [Van Eck]
                      _________% [Growth]                      _________% [Worldwide Hard
                      _________% [Leveraged AllCap]                        Assets]
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7   Automatic         [_] Check if you wish to select this option
    Rebalancing       (see instructions)

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8     Type of Plan

Please indicate type of plan (If no plan is selected, the type of plan will be issued as Non-Qualified): [ ] Non-Qualified
[ ] Qualified   If you are funding a qualified plan, please specify what type:
[ ] IRA:  (Tax year ________)
[ ] IRA Rollover    [ ] Other___________________________________________________
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9     Replacement

Will the Contract applied for replace any existing annuity or life insurance? Yes[ ] No[ ]
If yes, please indicate the Company name, amount, type of policy and termination date:
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10    Systematic Income Program
      (see instructions)

Frequency (select one)

[ ]  Monthly     [ ] Quarterly

Payments to commence on _____ of _______________
                         Day         Month


Income Desired (select one)

[ ] _____% of Accumulation Value; or [ ] $___________________

[ ] I do not want to have Federal income tax withheld.

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11    Agreements and Signatures

      Read the following statements carefully and sign below:

By signing below, I/we acknowledge receipt of the Prospectus for the Exchequer Annuity dated ____________________. I/We also acknowledge receipt of the Prospectuses for the Variable Account Divisions of the Exchequer Annuity. I/We understand that this Contract's cash surrender value may increase or decrease on any day depending on the investment results. No minimum cash surrender value is guaranteed. This Contract is in accord with my/our anticipated financial needs.

I/We understand that, to the best of my/our knowledge and belief, all statements and answers in the application form are complete and true and may be relied upon in determining whether to issue the Contract. My/Our answers will form a part of any Contract to be issued, and only the Owner(s) and First ING Life have the authority to modify this application.

If First ING Life amends the application as indicated in the Amendment Section below, I/we will approve of the change by accepting the Contract where permitted by state regulation. I/We understand that any change in plan, benefits applied for, or age at issue must be agreed to in writing.

Under penalties of perjury, I/we certify (check all that apply): 1) [ ] that the Social Security/Tax Identification Number(s) shown in this application is/are correct; and 2) [ ] I/we are not subject to backup withholding.

X
________________________________________________________________________________
Signature of Owner


________________________________________________________________________________
Signed at (City, State)                             Date


________________________________________________________________________________
Signature of Joint Owner/Spouse (if applicable) By signing above as a spouse, I acknowledge that if this Contract is a Qualified Contract and a Beneficiary other than myself has been selected, I agree to this designation.

X
________________________________________________________________________________
Signature of Annuitant (if other than Owner)

           Please make your check(s) payable to: The Exchequer Annuity/First ING Life Insurance Company of New York.

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12    Statement of Additional Information


[ ] I hereby request a Statement of Additional Information for the Exchequer
    Annuity.

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Representative's Report

Do you have reason to believe that the Contract applied for will replace any existing annuity or life insurance?
[ ]   Yes   [ ]  No

X_______________________________________________________________________________
Representative's Signature             Printed Name & Number of Representative


________________________________________________________________________________
Name of Broker/Dealer/Branch           Address of Broker/Dealer/Branch




____________________________________
Agent Number

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FOR OFFICE USE ONLY
Amendments to the Application

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Remarks

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